SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Short Duration Fund
Class A
The following changes are effective on July 15, 2020:
Effective on July 15, 2020 the following information replaces similar existing disclosure contained in the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus:
	Class Inception	1 Year	5 Years	10 Years
Class A before tax*	12/1/2002	3.08	1.50	1.74
After tax on distributions		0.82	-0.98	-1.00
After tax on distributions and sale of fund shares		-0.26	-0.83	-0.80
Class T before tax	6/5/2017	2.82	1.43	1.70
Class C before tax	2/3/2003	4.67	1.18	1.20
INST Class before tax	8/26/2008	5.72	2.22	2.25
Class S before tax	12/23/1998	5.71	2.20	2.21
Bloomberg Barclays 1-3 Year Government/Credit® Index (reflects no deduction for fees, expenses or taxes)		4.03	1.67	1.54

	Class Inception	1 Year	5 Years	Since Inception
Class R6 before tax	8/25/2014	5.72	2.18	1.92
Bloomberg Barclays 1-3 Year Government/Credit® Index (reflects no deduction for fees, expenses or taxes)		4.03	1.67	1.60
* Performance data for Class A is calculated based on the current maximum sales load of 2.25%. From February 11, 2019 until July 14, 2020 the sales load was 0.00%. Prior to February 11, 2019 the sales load was 2.75%.
Please Retain This Supplement for Future Reference

July 15, 2020
PROSTKR20-31